UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2018

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 190, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 30, 2018, Famous Dave’s of America, Inc. (the “Company”) amended its Code of Conduct and Ethics (the “Code”) to make substantive amendments to existing provisions covering the consequences of failing to report violations of law or the Code and where to find information on how to report a violation or suspected violation using the Company’s Ethics and Business Conduct Hotline Service; and to make other technical, administrative, stylistic, and non-substantive changes to the Code.

This foregoing summary is qualified in its entirety by reference to the full text of the revised Code, which is included as an exhibit to this Current report on Form 8-K, and which can be found on the Company’s corporate website at www.famousdaves.com under “Investor Relations — Corporate Governance — Governance Documents — Code of Ethics and Business Conduct Policy.”

Item 7.01. Regulation FD Disclosure

The Company has determined to defer the record date and launch for its previously announced Rights Offering until after the filing of its Annual Report on Form 10-K for its 2017 fiscal year, which is expected to be filed in early March 2018.  This deferral is being taken to reduce the expenses associated with the Rights Offering.

The securities to be offered in the Rights Offering have not been registered under the Securities Act of 1933, as amended.  The securities to be offered in the Rights Offering may not be offered or sold nor may offers to buy be accepted prior to the time the registration statement has become effective.  The Rights Offering, which is expected to commence following the effectiveness of the registration statement, will only be made by means of a prospectus to be filed as part of the registration statement.  The terms of the Rights Offering, including subscription price, subscription ratio, the record date for the distribution of the subscription rights and the subscription period, will be included in the prospectus.

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  Investors should read the prospectus, when available, and consider the investment objective, risks, fees and expenses of the Company carefully before investing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Famous Dave’s of America, Inc. Code of Ethics and Business Conduct

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: February 5, 2018	By:	/s/ Dexter Newman
Name: Dexter Newman
Title: Chief Financial Officer and Secretary